United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

May 2, 2018

Date of Report

[Date of Earliest Event Reported]

THE CASTLE GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-23338	99-0307845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Ala Moana Boulevard, 3 Waterfront Plaza, Suite 555

Honolulu, Hawaii 96813

(Address of Principal Executive Offices)

(808) 524-0900

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2018, Mr. Rick Wall, Chairman of the Board and Chief Executive Officer passed away.  His duties shall be temporarily assumed by Mr. Alan Mattson, current Chief Operating Officer and Director of the Company.

Mr. Wall was also acting Chief Financial Officer of the Company and his duties shall be temporarily assumed by Mr. Michael Nitta, current Chief Financial Officer of the Company’s main operating entity, Castle Resorts & Hotels, Inc.

Mr. Mattson and Mr. Nitta shall assume these duties until the Board of Directors appoints permanent replacements for the positions that were held by Mr. Wall.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CASTLE GROUP, INC.

Date:	May 7, 2018	By:	/s/Alan Mattson
Alan Mattson, Chief Operating Officer and acting Chief Executive Officer and
Chairman of the Board

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